                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-2938) of Horizon Health Corporation and the Registration Statement on Form S-8 (No. 333-36953) of Horizon Health Corporation of our report on Horizon Health Corporation dated October 13, 1997, except as to
Note 11, which is as of December 23, 1997, appearing on Page F-2 of this Form
8-K.

PRICE WATERHOUSE LLP

Dallas, Texas
January 20, 1998